UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

Mister Car Wash, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

GENERAL BROKER
Hextone, Inc.
P.O. Box 91421 Farmingdale, NY 11735 148,294 322,224 1 OF 2
Ricky Campana P.O. Box 123456
Suite 500 30#
51 Mercedes Way Edgewood, NY 11717
322,224
148,294
Your Vote Counts!
MISTER CAR WASH, INC.
2022 Annual Meeting
Vote by May 24, 2022 11:59 PM ET
FLASHID-JOB#
You invested in MISTER CAR WASH, INC. and it’s time to vote!
You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 25, 2022.
Get informed before you vote
View the Notice & Proxy Statement, Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 11, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.
For complete information and to vote, visit www.ProxyVote.com Control # XXXX XXXX XXXX XXXX
Smartphone users Vote in Person at the Meeting*
Point your camera here and May 25, 2022 vote without entering a 10:00 AM MST control number Mister Car Wash, Inc. 415 N 6th Ave.
Tucson, AZ 85705
*If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.ProxyVote.com or request a    paper copy of the materials, which will contain the appropriate instructions. Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com Control # XXXX XXXX XXXX XXXX
THIS IS NOT A VOTABLE BALLOT MISTER CAR WASH, INC.
This is an overview of the proposals being presented at the 2022 Annual Meeting Vote by May 24, 2022 upcoming shareholder meeting. Please follow the instructions on
11:59 PM ET the reverse side to vote these important matters.
Voting Items Board Recommends
1. Election of Directors
Nominees:
01 John Lai For
02 Jonathan Seiffer For
03 John Danhakl For
2. To ratify, in a non-binding vote, the appointment of Deloitte & Touche LLP as the Company’s independent
For registered public accounting firm for 2022
NOTE: To transact such other business as may properly come before the Annual Meeting or any continuation, postponement or adjournment thereof
Under New York Stock Exchange rules, brokers may vote “routine” matters at their discretion if your voting instructions are not communicated to us at least 10 days before the meeting. We will nevertheless follow your instructions, even if the broker’s discretionary vote has already been given, provided your instructions are received prior to the meeting date.
1.00000 322,224
FLASHID-JOB# 148,294

Mister®
P.O. BOX 8016, CARY, NC 27512-9903
Mister Car Wash, Inc.
Important Notice Regarding the Availability of Proxy Materials for the Stockholders Meeting to be held on May 25, 2022
For Stockholders of record as of March 31, 2022
This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting.
To view the proxy materials, and to obtain directions to attend the meeting, go to: www.proxydocs.com/MCW
To vote your proxy while visiting this site, you will need the 12 digit control number in the box below.
Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet.
For a convenient way to view the Notice, Proxy Statement and Annual Report and VOTE go to www.proxydocs.com/MCW
Have the 12 digit control number located in the shaded box above available when you access the website and follow the instructions.
If you want to receive a paper or e-mail copy of the proxy material, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s meeting, you must make this request on or before May 13, 2022.
To order paper materials, use one of the following methods.
INTERNET TELEPHONE * E-MAIL www.investorelections.com/MCW (866) 648-8133 paper@investorelections.com
When requesting via the Internet or telephone you will need the 12 digit control number located in the shaded box above.
* If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located above) in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting material.
Mister Car Wash, Inc.
Meeting Type: Annual Meeting of Stockholders Date: Wednesday, May 25, 2022 Time: 10:00 AM, Mountain Standard Time Place: Mister Car Wash 415 N 6th Ave.
Tucson, AZ 85705 To obtain directions to attend the Annual Meeting in person, please contact Investor Relations at IR@mistercarwash.com
SEE REVERSE FOR FULL AGENDA

Mister Car Wash, Inc.
Annual Meeting of Stockholders
THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR ON PROPOSALS 1 AND 2
PROPOSAL
1. To elect Class I directors to hold office until the Company’s annual meeting of stockholders to be held in 2025 and until their respective successors have been elected and qualified 1.1 John Lai 1.2 Jonathan Seiffer 1.3 John Danhakl
2. To ratify, in a non-binding vote, the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2022 NOTE: To transact such other business as may properly come before the Annual Meeting or any continuation, postponement or adjournment thereof